SUBORDINATION AGREEMENT

          SUBORDINATION AGREEMENT made this 28th day of July, 1995 by and among NEWPORT STEEL CORPORATION, a
Kentucky corporation, with its principal offices at Ninth and Lowell Streets, Newport, Kentucky ( Newport Steel ),
CITY OF DAYTON, KENTUCKY, a Municipal Corporation of the
Fourth Class, with its principal offices at 514 Sixth
Avenue, Dayton, Kentucky ( Dayton ) and THE HUNTINGTON
NATIONAL BANK, a national banking association, as Trustee under the Indenture (as defined below)(the "Trustee").

          WHEREAS, pursuant to an agreement dated April 15, 1981 and related documents, Dayton, in order to spur economic development in the Northern Kentucky area, loaned to NS Group, Inc., a Kentucky corporation formerly known as Newport Steel Corporation ( NS Group ) $8,000,000.00 in accordance with the terms and conditions contained in an Urban Development Action Grant Agreement dated March 24,
1981; and

          WHEREAS, the April 15, 1981 note in the amount of $8,000,000 was subsequently replaced by the Amended and Restated Promissory Note (the Note ) dated January 29,
1985, from NS Group to Dayton in the original principal amount of $7,800,000.00; and

          WHEREAS, as security for payment of the Note, Dayton was granted three mortgages on real property of NS Group located in Campbell County, Kentucky described on Exhibit A hereto (collectively, the Newport Real Estate ) which mortgages are dated April 15, 1981 and recorded in Mortgage Book 614, Page 166 of the Mortgage Records of Campbell County, Kentucky, in Mortgage Book 614, Page 324 of the Mortgage Records of Campbell County, Kentucky, and in Mortgage Book 614, Page 151 of the Mortgage Records of Campbell County, Kentucky (as amended, supplemented or otherwise modified from time to time, collectively, the
 UDAG Mortgages ), and security interests in the fixtures, machinery, apparatus, equipment, furniture, furnishings, appliances and other articles of personal property (collectively, the Equipment ) of NS Group located on the Newport Real Estate (the Security Interests ) and any other filings which may have been made by Dayton for purposes of recording mortgages or security interests granted in connection with the Note; and

          WHEREAS, as part of a corporate reorganization, NS Group transferred substantially all of its operating assets, including the Newport Real Estate and Equipment, to its wholly owned subsidiary, Newport Steel (formerly known as Newport Steel Pipe Company) on March 27, 1987; and

          WHEREAS, pursuant to the May 1, 1987 Assumption
Agreement, which was consented to by resolution of the Dayton City Council passed May 5, 1987, Newport Steel assumed all liabilities and obligations under the Note and UDAG Mortgages; and

          WHEREAS, the UDAG Mortgages are now first priority liens on the Newport Real Estate and the Security Interests are first priority liens on the Equipment located on the Newport Real Estate; and

          WHEREAS, NS Group is issuing $131,096,000 in
Senior Secured Notes (the "Senior Notes") under an indenture dated as of July 28, 1995 herewith (as amended, supplemented or otherwise modified from time to time, the "Indenture"), between NS Group and the Trustee; and

          WHEREAS, in connection with the issuance of the Senior Notes, Newport Steel is required to execute and deliver to the Trustee a certain Subsidiary Guarantee, dated as of July 28, 1995 (the "Guarantee") which is secured by that certain Subsidiary Security Agreement between Newport Steel and the Trustee dated as of July 28, 1995 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Security Agreement") and that certain Mortgage, Assignment of Rents and Leases and Security Agreement between Newport Steel and the Trustee dated as of July 28, 1995 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Mortgage") on property more fully described on Exhibit "A" attached hereto (the "Mortgaged Property"); and

          WHEREAS, in connection with the issuance of the Senior Notes, Newport Steel is required to execute and deliver to NS Group a certain Intercompany Note in the amount of $46,900,000.00, dated as of July 28, 1995 (the "Intercompany Note") which Intercompany Note is secured by that certain Newport ICN Security Agreement between Newport Steel and NS Group dated as of July 28, 1995 (as amended, supplemented or otherwise modified from time to time, the "ICN Security Agreement") and that certain Junior Mortgage, Assignment of Rents and Leases and Security Agreement between Newport Steel and NS Group dated as of July 28, 1995 (as amended, supplemented or otherwise modified from time to time, the "ICN Mortgage") on the Mortgaged Property (hereinafter, the ICN Security Agreement, ICN Mortgage, Subsidiary Security Agreement and Subsidiary Mortgage shall be collectively referred to as the "Newport Steel Security Documents"); and

          WHEREAS, NS Group is assigning its interest in the Intercompany Note, the ICN Mortgage and the ICN Security Agreement to the Trustee for the benefit of the noteholders under the Indenture and any subsequent holder of the Senior Notes issued thereunder (collectively, the "Noteholders"); and

          WHEREAS, Dayton has consistently maintained its willingness to subordinate the UDAG Mortgages and Security
Interests in order to facilitate the financing of capital improvements at Newport Steel; and

          WHEREAS, Dayton, in order to induce the
Noteholders to purchase the Senior Notes, is willing to subordinate the Note and the liens of the UDAG Mortgages and Security Interests to the interests of the Noteholders and NS Group, as the case may be, as set forth in the Newport Steel Security Documents.

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                        I.  PRIORITY OF LIENS

          1.01  Dayton hereby agrees that the relative
priorities of its Security Interests in the Equipment and UDAG Mortgages in the Newport Real Estate shall be as set forth in this Agreement notwithstanding the time of recordation or filing of the financing statements in connection with its Security Interests, or the UDAG Mortgages or the taking of any other steps necessary to perfect its liens or security interests and notwithstanding bankruptcy or insolvency proceedings involving Newport Steel as a debtor.

          1.02 Dayton hereby subordinates all of its liens in any property of Newport Steel or NS Group which were created in connection with the Note, including the liens of the UDAG Mortgages and Security Interests, to the liens created by the Newport Steel Security Documents.

            II.  SUBORDINATION OF NOTE OF DAYTON REGARDING
                      EQUIPMENT AND REAL ESTATE

          2.01  As used herein, the term  Indebtedness
shall mean the collective reference to the unpaid principal of and interest on the Note and all other obligations and liabilities of Newport Steel to Dayton (including, without limitation, interest accruing at the then applicable rate provided in the documents executed in connection with the Note (each a "Subordinated Loan Document") after the maturity of the Note and interest accruing at the then applicable rate provided in the Subordinated Loan Documents after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Newport Steel, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note, this Agreement, or any other Subordinated Loan Document, in each case whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to Dayton that are required to be paid by Newport Steel pursuant to the terms of any Subordinated Loan Document) and any extensions or modifications of any Subordinated Loan Document and substitutions therefore, or under any guarantee, agreement or otherwise.

          2.02 The Indebtedness at all times shall be and hereby is subordinated and the payment thereof is deferred
(including, without limitation, any payments upon Indebtedness on an accelerated basis whether resulting from the occurrence of an event of default under the Note or otherwise) except as expressly permitted under Section 2.04 hereof until the full and final payment in cash or its equivalent of any and all obligations (including all interest accruing after the date of filing of a petition by or against Newport Steel under any bankruptcy code) of any nature whatsoever which is due from Newport Steel or which may hereafter be incurred or become due from Newport Steel pursuant to the Guarantee, the Senior Notes, the Intercompany Note, the Indenture and the Newport Steel
Security Documents (the  Senior Obligations ).

          2.03 Newport Steel and Dayton agree, for itself and each future holder of the Indebtedness, that the Indebtedness is expressly subordinate and junior in right of payment to the Senior Obligations. No part of the Indebtedness shall have any claim to the assets of Newport Steel on a parity with or prior to the claim of the Senior Obligations. Unless and until the Senior Obligations have been paid in full, without the express prior written consent of the Trustee, (A) Dayton will not take, demand or receive from Newport Steel, and Newport Steel will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of or security for the whole or any part of the Indebtedness, including, without limitation, any letter of credit or similar credit support facility to support payment of the Indebtedness. Dayton and Newport Steel agree that upon the occurrence of any Insolvency Event (as defined below), any payment or distribution of assets of Newport Steel, whether in cash, property or securities, to which Dayton would be entitled except for the provisions hereof, shall be paid or delivered by Newport Steel, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other person making such payment or distribution, directly to the Trustee, for the account of the Noteholders, to the extent necessary to pay in full the Senior Obligations, before any payment or distribution shall be made to Dayton. Upon the occurrence of any event or proceeding described in clause (a) of the definition of "Insolvency Event" commenced by or against Newport Steel, Dayton and Newport Steel irrevocably authorize and empower the Trustee to demand, sue for, collect and receive every payment or distribution on account of the Indebtedness payable or deliverable in connection with such event or proceeding and give acquittance therefor, and to file claims and proofs of claim in any statutory or non-statutory proceeding and take such other actions, in its own name as Trustee, or in the name of Dayton or otherwise, as the Trustee may deem necessary or advisable for the enforcement of the provisions of this Agreement; provided, however, that the foregoing authorization and empowerment imposes no obligation on the Trustee to take any such action.

          2.04 Newport Steel shall pay and Dayton shall receive payments when due on a current basis of principal and interest in accordance with the terms of the Note until
(1) the Trustee or NS Group has notified Dayton in writing at 514 6th Avenue, Dayton, Kentucky 41074, Attn: The Mayor, that a subordinating event of default has occurred under the Senior Note, the Guarantee, the Intercompany Note, Newport Steel Security Documents or any other loan or guaranty agreement between Newport Steel and the Trustee or NS Group, as the case may be, or (2) Newport Steel (a) commences any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeks appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Newport Steel makes a general assignment for the benefit of its creditors; or (b) there being commenced against Newport Steel any case, proceeding or other action of a nature referred to in clause (a) above which (1) results in the entry of an order for relief of any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there being commenced against Newport Steel any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) Newport Steel takes any action in furtherance of, or indicates its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b) or (c) above; or (e) Newport Steel generally does not pay, or is unable to pay, or admits in writing its inability to pay, its debts as they become due (each of clauses (a) through (e), an "Insolvency Event"). Resumption of payments to Dayton otherwise prohibited by clause (a) of this Section shall be permitted upon cure, satisfactory in all respects to the Trustee and NS Group, of each and every relevant subordinating event of default provided such payments do not create, or with the passage of time or giving of notice, would not create a subordinating event of default.

          2.05  For the purposes of Section 2.04, a
subordinating event of default shall consist of any one or more of the following: (a) failure by Newport Steel to pay any principal or interest under the Intercompany Note or the Guarantee; and (b) a breach by Newport Steel of any material representation, warranty or covenant in the Intercompany Note, the Guarantee or the Newport Steel Security Documents.

                    III.  MISCELLANEOUS PROVISIONS

          3.01 Dayton agrees to execute all subordination and intercreditor agreements required by the Trustee and NS
Group; provided, such subordination and intercreditor agreements are consistent with the terms of this Agreement.
Dayton further agrees to perform all other actions that are necessary to carry out the terms and conditions of this Agreement.

          3.02 Dayton agrees that in the event it receives payments pursuant to the Note and UDAG Mortgages which payments should not have been made pursuant to either this Agreement, the Indenture, or the Newport Steel Security Documents, Dayton shall pay to the Trustee the amount of any such payments.

          3.03 Dayton consents that, without notice to or further assent by Dayton, the Indenture, the Senior Notes, the Guarantee, the Intercompany Note and any other Newport Steel Security Document may be amended, modified, supplemented or terminated, in whole or in part, as the Trustee or Noteholders or NS Group may deem advisable from time to time, and any collateral security at any time held by the Trustee or Noteholders or NS Group for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by Dayton, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, provided however, that the Trustee shall give Dayton thirty (30) days advance written notice if the principal amount of the Senior Obligations is to be increased above $150,000,000. So long as any of the Senior Obligations shall remain outstanding, Dayton shall not, without the prior written consent of the Trustee and NS Group, sell, assign or otherwise transfer, in whole or in part, the Indebtedness or any interest therein to any other person, or commence, or join with any creditors other than the Noteholders or the Trustee in commencing any proceeding referred to in clause (a) of the definition of "Insolvency Event."

          3.04 To the maximum extent permitted by law, Dayton waives any claim it might have against the Noteholders and the Trustee with respect to, or arising out of, any action or failure to act or any error of judgment, negligence (but not gross negligence or willful misconduct), or mistake or oversight whatsoever on the part of the Trustee, the Noteholders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies arising with respect to the Senior Obligations or any transaction relating to the Mortgaged Property or the Equipment. Neither the Trustee, Noteholders nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Mortgaged Property or the Equipment or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Mortgaged Property or the Equipment upon the request of the Company or Dayton or any other person or to take any other action whatsoever with regard to the Mortgaged Property or the Equipment or any part thereof.

          3.05 The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any event contemplated under clause (a) of the definition of "Insolvency Event." To the extent that Dayton has or acquires any rights under Section 363 or Section 364 of the Bankruptcy Code with respect to the Mortgaged Property or the Equipment, Dayton hereby agrees not to assert such rights without the prior written consent of the Trustee, on behalf of the Noteholders; provided that, if requested by the Trustee, Dayton shall seek to exercise such rights in the manner requested by the Trustee, including the rights in payments in respect of such rights.

          3.06 All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full.

          3.07  The parties hereto acknowledge that the
Trustee, NS Group and the Noteholders are third party beneficiaries of this Agreement.

          3.08  No provisions of this Agreement may be
changed or modified except in writing signed by all parties hereto.

          3.09 This Agreement shall be deemed an agreement made under the internal laws of the Commonwealth of Kentucky and for all purposes shall be governed by and construed in accordance with the laws of Kentucky and shall be binding upon and inure to the benefits of Newport Steel and Dayton and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the date and year first above written.

CITY OF DAYTON KENTUCKY


By /S/ BOBBY E. CRITTENDON

Title  Mayor


NEWPORT STEEL CORPORATION


By /S/ RONALD R. NOEL

Title  President


THE HUNTINGTON NATIONAL BANK, as Trustee


By  /S/ CANDADA J. MOORE

Title  Trust Officer
STATE OF KENTUCKY   )
                    ) SS:
COUNTY OF CAMPBELL  )

          On the 17th day of July, 1995, before me personally came Bobby E. Crittendon to me known, who, being by me duly sworn, did depose and say that he resides at Dayton, Kentucky, that he is the Mayor of City of Dayton, Kentucky, the entity described in and which executed the foregoing instrument; that he knows the seal of said entity; that the seal affixed to said instrument is such entity's seal, that it was so affixed by order of the governing body of said entity, and that he signed and hereby acknowledges his name thereto by like order, on behalf of said entity.



[SIGNATURE ILLEGIBLE]
Notary Public
My Commission Expires 4/14/96


STATE OF KENTUCKY   )
                    ) SS:
COUNTY OF CAMPBELL  )

          On the 25th day of July, 1995, before me personally came Ronald R. Noel to me known, who, being by me duly sworn, did depose and say that he resides at 9th & Lowell Streets, that he is the President of Newport Steel Corporation, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed and hereby acknowledges his name thereto by like order, on behalf of said corporation.

PATRICIA A. NELSON
Notary Public, Kentucky State at Large
My Commission expires No. 17, 1997

Notary Public

[SEAL]
STATE OF NEW YORK   )
                    ) SS:
COUNTY OF NEW YORK  )

          On the 26th day of July, 1995, before me
personally came Candada J. Moore to me known, who, being by me duly sworn, did depose and say that she resides at
[ILLEGIBLE]              , that she is the Trust Officer of
The Huntington National Bank, the corporation described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that she signed and hereby acknowledges her name thereto by like order, on behalf of said corporation.



/S/ STEVEN MAHER
Notary Public

STEVEN MAHER
NOTARY PUBLIC, State of New York
No. 31-4973136
Qualified in New York County
Certificate Filed in
New York County
Commission Expires October 15, 1996


This instrument was prepared by:
Karen W. Fries, Esquire
Bryan Cave LLP
One Metropolitan Square
211 North Broadway, Suite 3600
St. Louis, Missouri  63102-2750

EXHIBIT A

[Legal Description]

EXHIBIT A

Groups:

41200/A3       41204/A4       41476/A1
41202/A1       41204/A5       41476/Z
41202/Z        41204/Z
                              41477/A1
41203/A1       41205/A1       41477/Z
41203/A2       41205/Z
41203/A3                      1480/A1
41203/A4       41424/A1       1480/Z
41203/A5       41424/A2
41203/Z                       1528/A1
               41434/A1       1528/A2
41204/A1                      1528/A3
41204/A2       41439/A3
41204/A3

             EXHIBIT "A" TO SUBORDINATION AGREEMENT

                          NEWPORT WORKS

Parcel 1
--------

Group No. 1525

RELEASED @ MISC 124/160 (PARCEL "A")

Part of lot 14 in S. J. Walker's Subdivision in the city of Newport, Campbell County, Kentucky, described as follows:

Beginning at a point in the Southerly line of Eighth Street
3
inches Westwardly of the dividing line between lots 13 and
14 in
said Subdivision; thence Westwardly with the Southerly line
of
Eighth Street 44.84 feet to a point; thence in a
Southeastwardly
direction 102.55 feet to the Northerly line of Sauer Alley; thence Eastwardly with the Northerly line of Sauer Alley 25.27 feet, more or less, to a point 3 inches Westwardly from the dividing line between lots 13 and 14; thence at right angles Northwardly and parallel with the dividing line between lots 13 and 14, 100.67 feet to the Southerly line of Eighth Street, the place of beginning, as shown on the recorded plat of said subdivision in Plat Book 5, Page 35 1/2 in the Campbell County
Clerk's Office at Newport, Kentucky;

Parcel 2
--------

Group No. 1526-1202-1203

RELEASED @ MISC 125/60 (PARCEL "B")

All of lots 27 and 28 and part of lot 29 in S.J. Walker's Subdivision in the City of Newport, Campbell County, Kentucky,
and more particularly described as follows:  Beginning at a
point
in the Northerly line of Powell Street at the dividing line between lots 26 and 27; thence Northwardly with the dividing between said lots 26 and 27, 100.67 feet to the Southerly line of
Sauer Alley; thence Westwardly with the Southerly line of
Sauer
Alley 68.58 feet to a point; thence in a Southeasterly
direction
105 feet to a point in the Northerly line of Powell Street; thence Eastwardly with the Northerly line of Powell Street 50 feet to the place of beginning, as shown on the recorded plat of said Subdivision in Plat Book 5, Page 35 1/2 in the Campbell County Clerk's Office at Newport, Kentucky.

Parcel 3
--------

Situated in the City of Newport, Campbell County, State of Kentucky and more particularly described as follows: Part of
Factory Block 1, beginning at the Northwest corner of Sixth and
Lowell Streets; thence Northwardly with the Westerly line of Lowell Street 90 feet to a point and from these two points extending back Westwardly between parallel lines, one of said lines being the Northerly line of Sixth Street, (erroneously called Chestnut Street in former deeds) to low water mark on the
Licking River.

Parcel 4
--------

A tract of land situated in the City of Newport, Campbell
County,
Kentucky and described as follows: Beginning at the Southwest corner of Sixth and Lowell Streets, in said City; thence continuing Northwardly with the Westerly line of Lowell Street, as extended 50 feet to the Northwest corner of Sixth and Lowell
Streets and from these two points extending Westwardly at right angles to Lowell Street to the low water mark of the Licking River.

Parcel 5
--------

Group No. 1203-1204-1205

Situated in the City of Newport, Campbell County, Kentucky and more particularly described as follows: Factory Block 2, as laid down and designated on the plat of the Southern Subdivision of said City made by H. H. Goodman and others, fronting 200 feet on the Westerly side of Lowell Street, between Sixth and Seventh
Streets, binding on each of said streets, and extending back Westwardly to the low water mark in the Licking River.

Parcel 6
--------

A tract of land situated in the City of Newport, Campbell
County,
Kentucky and described as follows: Beginning at the Southwest corner of Seventh and Lowell Streets in said City; thence continuing Northwardly with the Westerly line of Lowell
Street,
if extended, 50 feet to the Northwest corner of Seventh and Lowell Streets; and from these two points extending
Westwardly at
right angles to Lowell Street to the low water mark of the Licking River.

Parcel 7
--------

Situated in the City of Newport, Campbell County Kentucky, and more particularly described as follows: Factory Block 3, as laid down and designated on the plat of the Southern Subdivision of said City made by H. H. Goodman and others, fronting 200 feet on the Westerly side of Lowell Street, between Seventh and Elm Streets binding on each of said streets, and extending back Westwardly to the low water mark in the Licking River.

Parcel 8
--------

Situated in the City of Newport, Campbell County, Kentucky, and described as follows:

Beginning at the Southwest corner of Elm and Lowell Streets in said City; thence continuing Northwardly with the Westerly line of Lowell Street, as extended, 50 feet to the Northwesterly corner of Elm and Lowell Streets, and from these two points extending Westwardly at right angles to Elm Street to the low water mark of the Licking River.

Parcel 9
--------

Group No. 1205-1527-1528-1480

Situated in the City of Newport, Campbell County, Kentucky, and more particularly described as follows: Factory Block 4, as laid down and designated on the plat of the Southern Subdivision of said City made by H. H. Goodman and others, fronting 200 feet on the Westerly side of Lowell Street, between Elm and Eighth Streets, binding on each of said streets, and extending back Westwardly to the low water mark in the Licking River.

Parcel 10
---------

Beginning at the Southwest corner of Eighth and Lowell
Streets,
in said City, thence continuing Northwardly with the Westerly line of Lowell Street, as extended, 50 feet to the Northwesterly corner of Eighth and Lowell Streets, and from these two points extending Westwardly at right angles to Lowell Street to the Low water mark of the Licking River.

Parcel 11
---------

Situated in the City of Newport, Campbell County, Kentucky,
and
more particularly described as follows: A tract of land beginning at the Southwest corner of Eighth and Lowell Streets;
thence Southwardly with the Westerly line of Lowell Street
236-
1/3 feet to a point and from these two points extending back Westwardly at right angles to Lowell Street (the Northerly line binding on Eighth Street) to the low water mark in the
Licking
River, which includes Sauer Alley that was laid out as being
10
feet wide.

Parcel 12
---------

Situated in the City of Newport, Campbell County, Kentucky, and more particularly described as follows: A tract of land beginning at the Northwest corner of Ninth and Mill Streets; thence Northwardly with the Westerly line of Mill Street 350 feet, more or less, to the Southerly line of Powell Street and from these two points extending Westwardly at right angles to the
Westerly line of Mill Street to the low water mark in the Licking
River, being approximately 563.75 feet deep on the Northerly side and 654.5 feet deep on the Southerly side.

Parcel 13
---------

Group No. 1480-1476-1477

A tract of land situated in the City of Newport, Campbell
County,
Kentucky, and described as follows:

Group No. __________

Beginning at the Southwest corner of Ninth and Lowell
Streets in
said City; thence continuing Northwardly with the Westerly line of Lowell Street, as extended 66 feet to the Northwest corner of
Ninth and Lowell Streets, and from these two points extending
Westwardly at right angles to Lowell Street to the low water mark of the Licking River.

Parcel 14
---------

Situated in the City of Newport, Campbell County, Kentucky, and more particularly described as follows: Mill Block 1 fronting
480 feet, more or less on the Westerly side of Lowell
Street,
between Ninth and Tenth Streets, binding on each of said streets and extending back Westwardly to the low water mark in the Licking River.

Parcel 15
---------

A tract of land situated in the City of Newport, Campbell
County,
Kentucky and described as follows: Beginning at the Southwest corner of Tenth and Lowell Streets in said City; thence continuing Northwardly with the Westerly line of Lowell
Street 66
feet to the Northwest corner of Tenth and Lowell Streets, and from these two points extending Westwardly at right angles to
Lowell Street to the low water mark of the Licking River.

Parcel 16
---------

Situated in the Trustees Addition to the City of Newport, Campbell County, Kentucky, and being part of Mill Block 2, and bounded thus: Beginning at the Southwest corner of Tenth and
Lowell Streets, running thence Southwardly with the West line of
Lowell Street 310 feet to a point; thence Westwardly in a line parallel with Tenth Street 433 feet, more or less, to the Licking
River; thence down said river 310 feet to the Southerly line of
Tenth Street; thence with the Southerly line of Tenth Street Eastwardly 413 feet, more or less to the place of beginning.

Parcel 17
---------

Group No. 1195-1198-1200

Lots 43, 44, 75 and 76 in the Southern Subdivision in the
City of
Newport, Campbell County, Kentucky.  Lot 43 is located at
the
Southeast corner of Chestnut Street and Lowell Street,
fronting
25 feet on Chestnut Street by 100 feet deep.  Lot 44 fronts
25
feet on Chestnut Street by 100 feet deep and joins Lot 43.
Lot
75 is located at the Northeast corner of Sixth and Lowell
Streets
fronting 25 feet on Sixth Street by 100 feet deep on Lowell
Street and Lot 76 adjoins the same, fronting 25 feet on Sixth
Street by 100 feet deep.

PARCEL 17 RELEASE @MISC 111/560 (SALE TO A. D. COLLINS)

Parcel 18 (GP 1198)
---------

RELEASED @ MISC 128/160 (PARCEL "C")

Lots 137, 138, 139 and 140 in the Southern Subdivision in the
City of Newport, Campbell County, Kentucky, each of said
Lots
being 25 feet front by 100 feet deep. Said lots forming a rectangle fronting a total of 50 feet on Sixth Street, 200 feet on the East side of Lowell Street, and 50 feet on Seventh
Street.

Parcel 19
---------

Lots 201, 202, 203, 204 and 205 in the Southern Subdivision to the City of Newport, Campbell County, Kentucky, and bounded and described as follows, to-wit:

RELEASED @ MISC 128/160 (PARCEL "D")

Beginning upon the South side of West Seventh Street
(formerly
Locust Street) at the dividing line between lots 200 and 201 of said Subdivision; thence West with the South side of Seventh Street, 50 feet to the Southeast corner of Seventh and Lowell
Streets; thence Southwardly with the East line of Lowell
Street
200 feet to the Northeast corner of Elm and Lowell Streets; thence East with the Northerly line of Elm Street 75 feet to the dividing line between lots 205 and 206 of said Subdivision; thence Northwardly with said dividing line 100 feet to the rear corner of said lots; thence Westwardly with the rear line of lot
205, 25 feet to the dividing line between lots 200 and 201; thence Northwardly with said dividing line 100 feet to the place of beginning.

Parcel 20
---------

Group No. 1201-1525

RELEASED @ MISC 128/160 (PARCEL "E")

Lots 248, 249, 250, 251, 252, 253 and 254 in the Southern
Subdivision in the City of Newport, Campbell County,
Kentucky.
Each of said lots has a frontage of twenty-five (25) feet by one
hundred (100) feet deep. Lot No. Two Hundred Fifty (250) is located at the Southeast corner of Elm and Lowell Streets, and
Lots Nos. Two Hundred Forty-Eight (248) Two Hundred
Forty-Nine
(249) adjoins the same, fronting on Elm Street. Lot No. Two Hundred Fifty-One (251) is located at the Northeast corner of
Eighth and Lowell Streets, and Lots Two Hundred Fifty-Two
(252),
Two Hundred Fifty-Three (253) and Two Hundred Fifty-Four
(254)
adjoin the same and front on Eighth Street.

Parcel 21
---------

[ILLEGIBLE NOTES]

Group No. __________

Beginning at a point at the Northeast corner of Powell and
Lowell
Streets in the City of Newport, Campbell County, Kentucky;
thence
extending in a North and Westerly direction diagonally
across
Lowell Street 248.9 feet to a point at the Northwesterly
corner
of Eighth and Lowell Streets; thence in a South and
Eastwardly
direction and with the Westerly line of Lowell Street,
269.33
feet to a point in the Southerly line of Powell Street;
thence in
a Northeastwardly direction and with the Southerly line of Powell
Street, 47.5 feet to a point in said Southerly line of Powell
Street; and where the Easterly line of Powell Street, if extended
Southwardly would intersect same; thence in a North and Westwardly direction and coincident with the Easterly line of
Lowell Street, crossing Powell Street, 25 feet to the place of beginning.

Parcel 22
---------

Group No. 1525-1424-1433

Lots 163, 164 and 165 in the Trustees Addition to the City of
Newport, Campbell County, Kentucky, each of said lots fronting thirty (30) feet on the easterly side of Mill Street between Powell and Ninth Streets and extending back at right angles one hundred (100) feet to an alley, as shown on the recorded plat of said subdivision in Plat Book 5, Page 57, in the Campbell County
Clerk's Office at Newport, Kentucky.

Parcel 23
---------

Group No. 1525-1424-1433

Situated in the City of Newport, Campbell County, State of Kentucky, and more particularly described as follows: Lots 244,
245, 246, 247, 248 and 249 and the Westerly 22 1/2 feet off
of
Lot 243 in the Trustee's Addition to said City of Newport.
Said
lot number Two Hundred Forty-Nine (249) being located at the southeast corner of Ninth and Lowell Streets, fronting thirty-
five (35) feet on Lowell Street by one hundred (100) feet
deep,
Lots Number Two Hundred Forty-Four (244) to Two Hundred
Forty-
Eight (248) each fronting thirty (30) feet on the southerly
side
of Ninth Street; and the westerly twenty-two and one-half
(22
1/2) feet off of Lot Number Two Hundred Forty-Three is described as follows: Beginning at a point in the southerly line of Ninth
Street, between Brighton and Lowell Streets at the dividing line between Lots Number Two Hundred Forty-Three (243) and Two Hundred
Forty-Four (244) in said addition; thence eastwardly with the southerly line of Ninth Street twenty-two and one-half (22 1/2)
feet, and from these two points extending back southwardly, in rectangular shape, one hundred (100) feet deep to an alley.

Parcel 44
---------

Group No. 1434

Lying and being in the City of Newport, Campbell County, Kentucky, and known and designated as Lot Number Two Hundred Fifty (250) in the Trustees Addition to the City of Newport in
Campbell County, Kentucky, said lot being situated on the Northeast corner of Lindsey and Lowell Streets in said City.

Parcel 45
---------

Group No. 1434

Beginning at the Southeast corner of Sixth and Lowell
Streets in
the City of Newport, Campbell County, Kentucky, thence southwardly with the easterly line of Lowell Street 733 feet to the southeast corner of Eighth and Lowell Streets; thence extending in a south and easterly direction diagonally with the easterly line of Lowell Street 215.9 feet to the northeast
corner
of Powell and Lowell Streets; thence southwardly and
crossing
Powell Street 25 feet to the southerly line of Powell
Street;
thence westwardly with the southerly line of Powell Street
50
feet to a point in said southerly line of Powell Street and where the former easterly line of Lowell Street, if extended, would intersect the same; thence in a North and Westwardly direction and coincident with the former easterly line of Lowell Street, crossing Powell Street 25 feet to the Northeast corner of Powell and Lowell Streets; thence extending in a north and westwardly direction 248.9 feet to the Northwesterly corner of Eighth and
Lowell Streets; thence Northwardly with the westwardly line of
Lowell Street 700 feet to the southerly line of Sixth Street (extended); thence eastwardly with said southerly line of Sixth
Street, crossing Lowell Street 47.5 feet more or less to the place of beginning. Being the portion of Lowell Street from the
South side of Sixth Street to the south side of Powell Street forever closed as a public way of the City of Newport by judgment of the Campbell Circuit Court in case number 9988.

Parcel 46
---------

Group No. 1434

Situated in the City of Newport, County of Campbell, and State of
Kentucky, and being all of Lot Numbered Two Hundred and Fifty-One
(251) in the Trustees' Addition to said City.

Said Lot No. 251 is bounded as follows:

Beginning at a point in the northerly line of Lindsey Street, which point is 35 feet eastwardly from the northeasterly corner of Lindsey and Lowell Streets; thence it runs eastwardly, in said northerly line of Lindsey Street, thirty (30) feet to a point;
and from such two points extends back northwardly, between parallel lines, and lines which are parallel with Lowell Street aforesaid, one hundred (100) feet to the southerly line of a 16-
foot wide alley.

Parcel 47
---------

Group No. 1435

RELEASED @ MISC 132/109 (SALE TO LUCILE BOSE)

Situated in the City of Newport, Campbell County, Kentucky, and being more particularly described as follows: Lot numbered
[ILLEGIBLE] in the Trustees Addition to the City of Newport, Campbell County, Kentucky, reference being had to the recorded plat of said Addition.

Parcel 48
---------

Group No. 1439

Released @ MISC 132/109 (Lucile Bose)

Situated in the City of Newport, Campbell County, Kentucky
and
being more particularly described as follows:  Lot numbered
326
in the Trustees Addition to the City of Newport, Campbell
County,
Kentucky, situated on the south side of Lindsey Street, 30 feet front and 100 feet to an alley between Brighton and Lowell
Streets.

Borrower claims title by or through an instrument dated
April 15,
1981 from Interlake, Inc. and recorded simultaneously herewith in
Campbell County Court Clerk's Office, Newport, Kentucky.

                            EXHIBIT B

          All machinery, equipment, spare parts, vehicles, furniture and fixtures (which shall include all machinery and equipment, whether or not a fixture under applicable law, used or useful in the operation of the premises as a steel manufacturing facility, including, without limitation, mobile yard equipment, cranes, transformers, barge and unloading cranes, and such equipment located on the premises of Debtor in Newport, Kentucky, all warranties by third parties relating thereto, and all attachments, accessories and equipment now or hereafter affixed thereto or used in connection therewith, and all substitutions and replacements thereof, wherever located, whether now owned or hereafter acquired (the "Equipment"), and all books, records and other property and general intangibles at any time relating to the Equipment.

             EXHIBIT "A" TO SUBORDINATION AGREEMENT

Less and except the following Out-Conveyances and/or
Releases:

     (1)  Deed Book 483, page 173

     (2)  Deed Book 501, page 474

     (3)  Deed Book 506, page 369

     (4)  Deed Book 538, page 329

     (5)  Deed Book 577, page 20

     (6)  Deed Book 577, page 24

Also less and except any and all other recorded deeds of Out-
Conveyances and Releases or Partial Releases of record executed by City of Dayton, Kentucky.

Groups:

30760/A2       41553/A1       41596/A1
               41553/A2       41596/A2
30768/A1       41553/A3       41596/A3
30768/A2       41553/A4       41596/A4
30768/Z                       41596/A5
               41595/A1       41596/Z
41372/Y2       41595/A2
41372/Z        41595/A3
               41595/Z
41533/A1
41533/A2
41533/Z

             EXHIBIT "A" TO SUBORDINATION AGREEMENT

                          WILDER WORKS

                            EXHIBIT A

Parcel E
--------

Group No. 760, 1596, 768, 1553, 1533, 1595, 1372

A parcel of land lying on the southwesterly side of Licking
Pike
(Ky. 9) in Wilder, Campbell County, Kentucky, and being more particularly described as follows:

BEGINNING at a point, said point being 30.5 feet left of Licking
Pike Station 50 + 47, said point also being N 0 degrees
57'44" E,
460 feet from the northwesterly right of way line of North
Street, and running thence:

N 85 degrees 34'40" W, along the dividing line between Interlake
Steel and Union Light, Heat, and Power (ULH&P), a distance of
648.25 feet, to a point, thence

S 5 degrees 35'23" W, a distance of 250 feet, to a point, thence

N 85 degrees 35'40" W, a distance of 530 feet, to a point, thence

N 84 degrees 24'37" W, a distance of 45 feet, to a point, in a westerly right of way line of the L & N Railroad, thence

S 14 degrees 43'28" W, along the westerly right of way line of the L & N Railroad, a distance of 330.69 feet, to a point, thence

S 5 degrees 35'23" W. along the westerly right of way line of the
L & N Railroad, a distance of 1,100 feet, to a point, thence

N 84 degrees 24'37" W, a distance of 41.57 feet to a point, said point being S 84"24'37" E 130.93 feet from the most northwesterly corner of a parcel previously conveyed by the L & N Railroad to the Licking Valley Terminal (D.B. 433, Pg. 179, Campbell
County
Records, Newport), thence

N 5 degrees 32'43" E, a distance of 1,166.05 feet, to a point, thence

N 6 degrees 01'37" W, a distance of 195.40 feet to a point, said point being near the southerly side of Steel Mill Road, thence

S 77 degrees 58'23" W, a distance of 300 feet, to a point, thence

N 35 degrees 01'37" W, a distance of 225 feet, to a point, thence

N 51 degrees 27'51" W, a distance of 371.71 feet, to a point, thence

N 23 degrees 06-13" W, a distance of 217.57 feet, to a point, thence

N 5 degrees 39'23" E, a distance of 145 feet, to a point, thence

N 84 degrees 20'37" W, a distance of 155 feet, to a point, thence

N 5 degrees 39'23" E, a distance of 225 feet, to a point, thence

S 84 degrees 20'37" E, a distance of 130 feet, to a point, thence

N 8 degrees 31'E, a distance of 544.70 feet, to a point, thence

N 54 degrees -31' E, a distance of 120 feet, to a point, thence

S 35 degrees 29' E, a distance of 50 feet, to a point, thence

N 43 degrees -31' E, a distance of 235 feet, to a point, thence

N 27 degrees 00' E, a distance of 280 feet, to a point, thence

N 80 degrees 12'28" W, a distance of 487.56 feet, to a point, thence

N 14 degrees 29'45" E, a distance of 1,261.44 feet, to a point, thence

N 11 degrees 13'44" E, a distance of 970.58 feet, to a point, thence

N 20 degrees 21'59" W, a distance of 478.53 feet, to a point in the southerly right of way line of Howell Street
(unimproved),
thence

N 67 degrees 25'56" E, along the southerly right of way line of
Howell Street (unimproved), a distance of 74.68 feet, to a point in the westerly right of way line of the L & N Railroad, thence

Southeastwardly, along the westerly right of way line of the L &
N Railroad a chord bearing of S 27 degrees 01'43" E, a chord distance of 290.13 feet, to a point, thence

S 25 degrees 25'20" E, along the westerly right of way line of the L & N Railroad, a distance of 831.25 feet, to a point, thence

N 81 degrees 40'20" E, crossing the L & N Railroad, a distance of
184.85 feet, to a point in the westerly right of way line of Huling Street, thence

S 8 degrees 19'40" E, along the westerly right of way line of
Huling Street, a distance of 57.85 feet to a point, thence

N 57 degrees 48'20" E, a distance of 190.32 feet to a point, said point being S 32 degrees 11'40" E 244.21 feet from the center line of Huling Street and 30.5 feet left of Licking Pike
Station
87 + 86.79, thence

S 32 degrees 11'40" E, along the southwesterly side of Licking
Pike, a distance of 63.79 feet, to a point 30.5 feet left of Licking Pike Station 87 + 23, thence

S 72 degrees 46'W, a distance of 92.18 feet, to a point, thence

S 17 degrees 14'E, a distance of 466.88 feet, to a point, thence

S 5 degrees 06'20" E, a distance of 330.85 feet, to a point, thence

S 69 degrees 37'40" W, a distance of 200.71 feet, to a point, thence

S 6 degrees 12'20" E, a distance of 759.76 feet, to a point, thence

S 6 degrees 47' W, a distance of 768.02 feet, to a point, thence

S 83 degrees 13' E, a distance of 202.29 feet, to a point, thence

S 5 degrees 03' W, a distance of 326.20 feet, to a point, thence

N 84 degrees 57' W, a distance of 172.10 feet, to a point, thence

S 5 degrees 03' W, a distance of 415.70 feet, to a point, thence

S 85 degrees 54'40" E, a distance of 610.13 feet to a point in the westerly side of Steel Mill Road, thence

N 45 degrees 59' E, along the westerly side of Steel Mill
Road, a
distance of 109.31 feet, to a point, thence continuing along the westerly side of Steel Mill Road as follows:

N 42 degrees 40'00" E - 209.82 feet
N 35 degrees 41'42" E -  95.78 feet
N 18 degrees 44'12" E -  94.69 feet
N  6 degrees 33'27" E - 533.11 feet
N 12 degrees 42'47" E - 182.67 feet
N  3 degrees 34'17" E -  96.27 feet
N  8 degrees 18'35" W -  97.12 feet
N 12 degrees 54'23" W - 216.84 feet
N  5 degrees 10'53" W - 102.43 feet
N  0 degrees 54'07" E -  81.51 feet
N 13 degrees 03'52" E -  55.62 feet
N 27 degrees 02'44" E -  58.19 feet to a point, thence

S 19 degrees 58'20" E, a distance of 27.34 feet, to a point in the center line of Steel Mill Road, thence

S 19 degrees 51'56" E, a distance of 17.12 feet, to a point in the easterly side of Steel Mill Road, thence

S 27 degrees 02'44" W, along the easterly side of Steel Mill
Road, a distance of 23.88 feet to a point, thence

S 13 degrees 03'52" W, along the easterly side of Steel Mill
Road, a distance of 48.18 feet, to a point, thence

S 0 degrees 54'07" W, along the easterly side of Steel Mill
Road,
a distance of 76.33 feet, to a point, thence

S 5 degrees 10'53" E, along the easterly side of Steel Mill
Road,
a distance of 98.52 feet, to a point, thence

S 12 degrees 54'23" E, along the easterly side of Steel Mill
Road, a distance of 183.36 feet, to a point, thence

N 63 degrees 43'08" E, a distance of 101.15 feet, to a point
30.5
feet left of Licking Pike Station 67 + 06, thence

S 6 degrees 47'16" E, along the southwesterly side of Licking
Pike, a distance of 201.90 feet, to a point, thence

S 0 degrees 19'24" W, a distance of 201.00 feet, to a point, thence

S 0 degrees 57'44" W, a distance of 1,248.80 feet to the place of beginning.

EXCEPTING THEREFROM so much of said property as conveyed to Campbell County Fiscal Court in Deed Book 399, Page 149 and to
Sanitation District No. 1 of record in Deed Book 375, Page
323,
both in the Office of the Clerk of the County Court of Campbell
County, Kentucky.

ALSO EXCEPTING THEREFROM an L & N Railroad right of way running through Parcel "E", Interlake, Inc. (Wilder Plat) property, in
Wilder, Campbell County, Kentucky, and being more particularly described as follows:

BEGINNING at a point, said point being South 84 degrees 24 minutes 37 seconds East, a distance of 270 feet; thence North 5 degrees 35 minutes 23 seconds East, a distance of 1,426.5
feet
from an iron monument on the Northwest corner of a parcel previously conveyed to Licking River Terminal from the L & N Railroad (D.B. 433, Pg. 179), said point also being Station 5791
+ 26.5 and running thence:

North 84 degrees 24 minutes 37 seconds West, a distance of
45
feet, to a point; thence North 5 degrees 35 minutes 23
seconds
East, a distance of 1,743.44 feet, to a point; thence North
1
degrees 20 minutes 23 seconds East, a distance of 436.40
feet, to
a point; thence North 3 degrees 00 minute 57 seconds West, a distance of 567.23 feet, to a point; thence North 86 degrees 59 minutes 03 seconds East, a distance of 5.0 feet, to a point; thence North 3 degrees 00 minute 57 seconds West, a distance of
266.00 feet, to a point; thence North 15 degrees 13 minutes
51
seconds West, a distance of 597.42 feet, to a point; thence
North
81 degrees 40 minutes 20 seconds East, a distance of 73.24
feet,
to a point; thence South 14 degrees 49 minutes 23 seconds
East, a
distance of 603.44 feet, to a point; thence South 3 degrees
00
minute 57 seconds East, a distance of 492.23 feet, to a
point;
thence South 17 degrees 56 minutes 08 seconds East, a
distance of
155.36 feet, to a point; thence south 3 degrees 00 minutes
57
seconds East, a distance of 191.09 feet, to a point; thence
south
1 degrees 20 minutes 23 seconds West, a distance of 453.45
feet
to a point; thence south 5 degrees 35 minutes 23 seconds
West, a
distance of 565.44 feet, to a point; thence North 84 degrees
24
minutes 37 seconds West, a distance of 5.0 feet, to a point; thence South 5 degrees 35 minutes 23 seconds West, a distance of
120.51 feet, to a point; thence North 84 degrees 24 minutes
37
seconds West, a distance of 35 feet, to a point; thence
South 5
degrees 35 minutes 23 seconds West, a distance of 150.0
feet, to
a point; thence South 84 degrees 24 minutes 37 seconds East,
a
distance of 35 feet, to a point; thence South 5 degrees 35 minutes 23 seconds West, a distance of 629.49 feet, to a point;
thence south 10 degrees 56 minutes 44 seconds West, a
distance of
160.70 feet, to a point; thence North 84 degrees 24 minutes
37
seconds West, a distance of 20 feet, to a point; thence
South 5
degrees 35 minutes 23 seconds West, a distance of 117.39 feet, to a point; thence North 85 degrees 34 minutes 40 seconds West, a distance of 30.01 feet, to the place of beginning.

FURTHER EXCEPTING THEREFROM parcels and rights of way
belonging
to the State of Kentucky and Spanton Parcel recorded in Deed
Book
402 Page 690; Deed Book 439 page 311; Deed Book 439 Page
275;
Deed Book 402 Page 692; Deed Book 402 Page 694; Deed Book
358
Page 191; Deed Book 362 Page 334; Deed Book 361 Page 659;
Deed
Book 14 Page 170, all in the Office of the Clerk aforesaid.

Parcel F
--------

Group No. 1596, 768

A parcel of land situated in the City of Newport (formerly
Clifton) Campbell County, Kentucky, and being part of Lot 2 of the Jonathan Huling fifty acre tract as shown in Plat Book
1,
Page 57, of the Campbell County Records at Newport,
Kentucky, and
being more particularly described as follows:

BEGINNING at a point where the dividing line between Lots 1 and 2 of said Huling fifty acre tract joins the easterly line of Licking Pike; thence S 37 degrees 30' E, 269 feet, more or less, along the easterly line of Licking Pike to a point where the northerly line of the property conveyed by Riedinger to Garrett, in Deed Book 259, Page 288, of said Campbell County Records, joins the easterly line of Licking Pike; thence N 65 degrees 30'
E, 420 feet, more or less, along the north line of said Garrett property to a point in the rear line of said Lot 2 of the Huling fifty acre tract; thence N 23 degrees 45' W 375.80 feet, more or less, along the rear line of said Lot 2 to a point in the dividing line between Lot 1 and Lot 2 of said tract; thence S 52 degrees 15' W 528.99 feet, more or less, along the dividing line between Lots 1 and 2 of said tract to the place of beginning.

Parcel G
--------

Group No. 2, 768

Lots Numbers One (1), Two (2), Three (3), Four (4), Five
(5), Six
(6), Seven (7), Eight (8), Nine (9), and Ten (10), in George
H.
Ahlering's Rosedale Subdivision in Campbell County,
Kentucky, as
shown by Plat recorded in Deed Book No. 45, Page 425,

together with all appurtenant rights, privileges and easements thereunto belonging, including without limitation the following described easements:

Parcel H
--------

Group No. 760

A right of way over so much of the Queen City Jockey Club
Roadway
(known as Queen City Avenue) as lies between the Licking Pike and property of Newport Steel Corporation in Campbell County, Kentucky, more particularly described in a deed from Jacob Hahn to the Queen City Jockey Club, dated February 13, 1896 and recorded in Deed Book 68, Page 498, The Andrews Steel Company to have the privilege to lay water or gas mains in and under said roadway, to erect poles for telephone and electric wires and to use the same as a roadway.

Parcel 38:
----------

Group No. 1372, 1533

A perpetual easement, right-of-way or servitude
approximately 38
feet in width for the purpose of constructing, maintaining, repairing and using a vehicular grade crossing, a pedestrian overpass or a pedestrian and vehicular overpass or a combination thereof, and in the event of the use of any overpass for the future purposes of erecting, maintaining and using the necessary foundations and supports for spans four tracts in width and having a vertical clearance of not less than 23 feet and a horizontal clearance of not less than 8 feet. Said easement is for the further purpose of installing, maintaining,
repairing and
using underground, grade or overhead water, gas and electric lines, which lies if overhead and not affixed to a structure, shall have a vertical clearance of not less than 30 feet and
a
horizontal clearance of not less than 8 feet. Said easement being over, upon and across a certain tract or parcel of land, situated in the town of Wilder, Campbell County, Kentucky,
and
beginning at a point North 5 degrees 21 minutes 15 seconds
East
109.41 feet distant from the South line of the lands
conveyed to
Andrews Steel Company by James C. Wright, Trustee, October
23,
1918 and recorded in Deed Book 129, Page 400, of the records in
the County Clerk's Office at Newport, Kentucky, where same intersects the East line of the L.&N. right of way; thence North
84 degrees 38 minutes 44 seconds West a distance of 75 feet
to a
point in the West line of the L. & N. right of way; thence
North
5 degrees 21 minutes 16 seconds East along said West line of said
right of way a distance of 38 feet to a point; thence South
84
degrees 38 minutes 44 seconds East a distance of 75 feet to a point in the East line of said right of way; thence South 5 degrees 21 minutes 16 seconds West along said East line of said right of way a distance of 38 feet to the point of beginning.

Parcel 50:
----------

[ILLEGIBLE NOTE]

The rights and easements granted to Interlake, Inc. in the Easement Agreement dated March 15, 1975, recorded May 14, 1976 in
Misc. Book 78, Page 225, in Campbell County, Kentucky, made by and among Interlake, Inc., Louisville and Nashville Railroad said tracts being shown on the Conveyance Plat attached as Exhibit E to this Instrument indicating thereon approval by the
Wilder, Kentucky Planning Commission.

Borrower claims title by or through instrument dated April
15,
1981 from Interlake, Inc. and recorded simultaneously herewith in
Campbell County Court Clerk's Office, Newport, Kentucky.
                            EXHIBIT B

          All machinery, equipment, spare parts, vehicles, furniture and fixtures (which shall include all machinery and equipment, whether or not a fixture under applicable law, used or useful in the operation of the premises as a steel manufacturing facility, including, without limitation, mobile yard equipment, cranes, transformers, barge and unloading cranes, and such equipment located on the premises of Debtor in Wilder, Kentucky, all warranties by third parties relating thereto, and all attachments, accessories and equipment now or hereafter affixed thereto or used in connection therewith, and all substitutions and replacements thereof, wherever located, whether now owned or hereafter acquired (the "Equipment"), and all books, records and other property and general intangibles at any time relating to the Equipment.

             EXHIBIT "A" TO SUBORDINATION AGREEMENT


Less and except those five (5) certain tracts of land marked
Exceptions 1, 2, 3, 4 and 5 attached hereto and incorporated herein by reference.

Also less and except any and all other recorded deeds of out-conveyance; and Releases or Partial Releases of record executed by the City of Dayton, Kentucky.

             EXHIBIT "A" TO SUBORDINATION AGREEMENT

EXCEPTION 1:                            Groups    41595/Z
                                                  41596/A2
                                                  41596/A3
                                                  41596/A4
                                                  41596/Z
                                                  41597/Z



A parcel of land lying on the Southwesterly side of Licking
Pike
(KY 9) in Wilder, Campbell County, Kentucky also a portion of property as described as "Parcel D" recorded at Deed Book
465,
Page 282 in the Campbell County recorder's office and being more particularly described as follows:

     Beginning at a point, said point being 30.5 feet left of
Licking Pike station 87+23 said point also being South 32 degrees
11' 40" East 308.00 feet from the center of Huling Street and running thence South 72 degrees 46' 00" West 61.77 feet to the
TRUE POINT OF BEGINNING of the parcel herein described.
Said
point also being on the westerly right of way line of Licking
Pike; thence along said right of way the next ten (10) courses.

     1)   South 32 degrees  11' 40" East 188.90 feet
     2)   South 10 degrees  23' 35" East 53.85 feet
     3)   South 32 degrees  11' 14" East 5.00 feet
     4)   South 32 degrees  11' 40" East 150.90 feet
     5)   South 21 degrees  19' 14" East 50.65 feet
     6)   South 30 degrees  30' 02" East 50.00 feet
     7)   South 48 degrees  56' 30" East 33.78 feet
     8)   South 32 degrees  11' 40" East 9.00 feet
     9)   South 52 degrees  21' 20" East 53.83 feet
     10)  South 29 degrees  48' 42" East 79.34 feet

to the north property line of a parcel currently deeded to
Elmer
M. Baumann at Deed Book 207, Page 366 of the records of the Campbell County recorder's office thence along said property line
South 84 degrees 53' 40" West 229.57 feet; thence North 05 degrees 06' 20" West 132.51 feet; thence North 17 degrees 14'
00" West 466.88 feet; thence North 72 degrees  46' 00" East
30.59
feet to the TRUE POINT OF BEGINNING   Contains [ILLEGIBLE]
4835
acres.  Subject to all easements and legal rights of ways.

             EXHIBIT "A" TO SUBORDINATION AGREEMENT

EXCEPTION 2:                            Groups    30768/A2
                                                  30768/Z
                                                  41553/A4
                                                  41553/A5
                                                  41553/A6
                                                  41553/Z

A parcel of land lying on the Southwesterly side of Licking
Pike
(KY 9) in Wilder, Campbell County, Kentucky also a portion of property as described as "Parcel D" recorded at Deed Book
465,
Page 282 in the Campbell County recorder's office and being more particularly described as follows:

     Beginning at a point, said point being 30.5 feet left
of
Licking Pike station 87+23 said point also being South 32
degrees
11' 40" East 308.00 feet from the center of Huling Street
and
running thence South 72 degrees  46' 00" West 92.36 feet
thence
South 17 degrees 14' 00" East 466.88 feet; thence South 05 degrees 06' 20" East 180.82 feet to the TRUE POINT OF BEGINNING of the tract herein described.  Said point also being the
south
property line of a parcel currently deeded to Elmer M.
Baumann at
Deed Book 207, Page 366 of the records of the Campbell
County
recorder's office thence along said property line North 84 degrees 53' 40" East 150.50 feet to the west property line of a parcel currently deeded to Elmer M. and Adrena M. Baumann at
Deed
Book 521, Page 372 of the records of the Campbell County recorder's office thence along said property line South 05 degrees 06' 20" East 50.00 feet; thence along the south property line of the said parcel North 84 degrees  53' 40" East
124.71
feet to a point in the westerly right of way line of Licking
Pike
thence along said right of way line South 29 degrees  48'
42"
East 166.46 feet to the north property line of a parcel
currently
deeded to the Commonwealth of Kentucky at Deed Book 402,
Page 690
of the records of the Campbell County recorder's office
thence
along said property line South 86 degrees  00' 00" West
215.53
feet; thence South 04 degrees 00' 00" East 100.00 feet to a parcel currently deeded to the Commonwealth of Kentucky at Deed
Book 439, Page 311 thence along said property South 86 degrees
00' 00" West 51.71 feet; thence South 05 degrees  48' 36"
West
240.85 feet; thence leaving said property line South 87 degrees
47' 11" West 217.42 feet; thence North 06 degrees  12' 20"
West
318.72 feet; thence North 69 degrees 37' 40" East 200.71 feet;
thence North 05 degrees  06' 20" West 150.03 feet to the
TRUE
POINT OF BEGINNING. Contains 3.3315 acres. Subject to all easements and legal rights of ways.

             EXHIBIT "A" TO SUBORDINATION AGREEMENT

EXCEPTION 3:                            Groups    30760/A2
                                                  30768/A1
                                                  30768/A2
                                                  30768/Z
                                                  41372/Y2
                                                  41372/Z
                                                  41533/A1
                                                  41533/A2
                                                  41533/Z
                                                  41553/A1
                                                  41553/A2
                                                  41553/A3
                                                  41553/A4
                                                  41553/Z


A parcel of land lying on the Southwesterly side of Licking
Pike
(KY 9) in Wilder, Campbell County, Kentucky also a portion of property as described as "Parcel D" recorded at Deed Book
465,
Page 282 in the Campbell County recorder's office and being more particularly described as follows:

     Beginning at a point, said point being 30.5 feet left of
Licking Pike station 87+23 said point also being South 32 degrees
11' 40" East 308.00 feet from the center of Huling Street and running thence South 72 degrees 46' 00" West 92.36 feet; thence
South 17 degrees 14' 00" East 466.88 feet; thence South 05 degrees 06' 20" East 330.85 feet; thence South 69 degrees 37'
40" East 200.71 feet; thence South 06 degrees  12' 20" East
759.76 feet; thence South 06 degrees 47' 00" West 345.68 feet to the TRUE POINT OF BEGINNING of the tract herein described and running thence South 89 degrees 07' 00" East 661.48 feet; thence
North 24 degrees 29' 33" West 705.32 feet; thence North 87 degrees 47' 11" East 233.12 feet, thence 84 degrees 19' 00"
East 155.34 to a point in the west right of way line of Licking
Pike thence along said right of way South 19 degrees  55'
40"
East 78.43 feet to the west right of way line of Steel Plant Road thence continuing along said right of way line the next thirteen
(13) courses.

     1)   South 27 degrees  02' 44" West 8.22 feet
     2)   South 13 degrees  03' 52" West 55.62 feet
     3)   South 00 degrees  54' 07" West 81.51 feet
     4)   South 05 degrees  10' 53" East 102.43 feet
     5)   South 12 degrees  54' 23" East 216.84 feet
     6)   South 08 degrees  18' 35" East 97.12 feet
     7)   South 03 degrees  34' 17" West 96.27 feet
     8)   South 12 degrees  42' 47" West 182.67 feet
     9)   South 06 degrees  33' 27" West 553.11 feet
     10)  South 18 degrees  44' 12" West 94.69 feet
     11)  South 35 degrees  41' 42" West 95.78 feet
     12)  South 42 degrees  40' 00" West 209.82 feet
     13)  South 45 degrees  59' 00" West 109.31 feet

thence North 85 degrees  54' 40" West 510.13 feet; thence
North
05 degrees 03' 00" East 345.70 feet, thence South 84 degrees
57' 00" East 185.00 feet, thence North 05 degrees  03' 00"
East
70.00 feet, thence North 84 degrees 57' 00" West 12.90 feet;
thence North 05 degrees  03' 00" East 325.20 feet, thence
North
83 degrees 13' 00" West 202.29 feet, thence North 06 degrees
47' 00" East 422.34 feet to the TRUE POINT OF BEGINNING.
Contains 23.2954 acres. Subject to all easements and legal rights of ways.

             EXHIBIT "A" TO SUBORDINATION AGREEMENT

EXCEPTION 4:

                                        Groups:   41533/A1
                                                  41533/Z
                                                  30768/A2
                                                  30768/Z



A parcel of land lying on the Southwesterly side of Licking
Pike
(KY 9) in Wilder, Campbell County, Kentucky also a portion of property as described as "Parcel D" recorded at Deed Book
465,
Page 282 in the Campbell County recorder's office and being more particularly described as follows:

     Beginning at a point, said point being 30.5 feet left of
Licking Pike station 87+23 said point also being South 32 degrees
11' 40" East 308.00 feet from the center of Huling Street and running thence South 72 degrees 46' 00" West 92.36 feet;
thence
South 17 degrees 14' 00" East 466.88 feet; thence South 05 degrees 06' 20" East 330.85 feet; thence South 69 degrees
37'
40" East 200.71 feet; thence South 06 degrees  12' 20" East
318.72 to the TRUE POINT OF BEGINNING of the tract herein described and running thence North 87 degrees 47' 11" East
217.42 to the west property line of a parcel currently deeded to the Commonwealth of Kentucky at Deed Book 439, Page 275 of the records of the Campbell County recorder's office thence continuing along said property line the next two (2) courses:

          1)   South 05 degrees  48' 36" West 135.79 feet
          2)   North 87 degrees  47' 11" East 406.48 feet;

thence South 84 degrees 19' 00" East 143.03 feet; to the westerly right of way line of Licking Pike; thence South 19 degrees 55' 40" East along said right of way line 33.27 feet;
thence North 84 degrees  19' 00" West 155.34 feet; thence
South
87 degrees 47' 11" West 233.12 feet; thence South 24 degrees
29' 33" East 705.32 feet; thence North 89 degrees  07' 00"
West
661.48 feet; thence North 06 degrees 47' 00" East 345.68 feet;
thence North 06 degrees  12' 20" West 441.04 feet to the
TRUE
POINT OF BEGINNING. Contains 8.2763 acres. Together with a thirty (30') foot access easement described as follows:

     Beginning at the northeast most corner of the above described tract, said point being on the southerly line of the
Commonwealth of Kentucky, Department of Transportation property, and running thence North 87 degrees 47' 11" East 247.48 feet;
thence North 87 degrees  47' 11" East 247.48 feet; thence
South
84 degrees 19' 00" East 143.03 feet to the westerly right of way line of Licking Pike; thence South 19 degrees 55' 40" East along said right of way line 33.27 feet; thence North 84 degrees
19'
00" West 155.34 feet; thence South 87 degrees  47' 11" West
233.12 feet; thence North 24 degrees 29' 33" West 32.42 feet to the POINT OF BEGINNING of the access easement herein described.

         EXHIBIT "A" TO SUBORDINATION AGREEMENT (cont'd)


                                        Groups:   30760/A2
                                                  41372/Y2
                                                  41372/Z
                                                  41533/A1
                                                  41533/A2
                                                  41533/Z
EXCEPTION 5:

A parcel of land lying on the Southwesterly side of Licking
Pike
(KY 9) in Wilder, Campbell County, Kentucky also a portion of property as described as "Parcel D" recorded at Deed Book
465,
Page 282 in the Campbell County recorder's office and being more particularly described as follows:

     Beginning at a point, said point being 30.5 feet left
of
Licking Pike station 87+23 said point also being South 32
degrees
11' 40" East 308.00 feet from the center of Huling Street
and
running thence South 72 degrees  46' 00" West 92.36 feet;
thence
South 17 degrees 14' 00" East 466.88 feet; thence South 05 degrees 06' 20" East 330.85 feet; thence South 69 degrees 37'
40" West 200.71 feet; thence South 06 degrees  12' 20" East
759.76 feet; thence South 06 degrees  47' 00" West 768.02
feet;
thence South 83 degrees  13' 00" East 202.29 feet; thence
South
05 degrees 03'00" West 325.20 feet to the TRUE POINT OF BEGINNING of the tract herein described and running thence a South 84 degrees 57' 00" East 12.90 feet; thence South 05 degrees 03' 00" West 70.00 feet; thence North 84 degrees 57'
00" West 185.00 feet; thence North 05 degrees  03' 00" East
70.00
feet; thence South 84 degrees 57' 00" East 172.10 feet to the
TRUE POINT OF BEGINNING. Contains 0.2973 acres. Together with a thirty (30) foot wide access easement described as follows:

Beginning at the southwest most corner of the above
described
tract and running thence South 84 degrees  57' 00" East
30.00
feet; thence South 05 degrees  03' 00" West 315.19 feet;
thence
South 85 degrees  54' 40" East 506.53 feet to the westerly
line
of Steel Plant Road thence South 45 degrees  59' 00" West
along
said westerly line 40.30 feet; thence North 85 degrees  54'
40"
West 510.13 feet; thence North 05 degrees  05' 00" East
345.70
feet to the point of beginning of the access easement herein described.